UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 27, 2021

Commission file number: 000-03134
PARK-OHIO HOLDINGS CORP.
(Exact Name of registrant as specified in its charter)

Ohio			34-1867219
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

6065 Parkland Boulevard,	Cleveland,	Ohio	44124
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000
Securities registered pursuant to Section 12(b) of the Act:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	PKOH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2021, Park-Ohio Holdings Corp. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the Park-Ohio Holdings Corp. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”), effective as of the date of the Annual Meeting. The following description of the 2021 Plan is qualified in its entirety by reference to the 2021 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In general, the 2021 Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”). The Compensation Committee may delegate authority under the 2021 Plan to a subcommittee, and the Board, in its discretion, may administer the 2021 Plan. The 2021 Plan will enable the Compensation Committee to grant awards to non-employee Board members, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries as incentives and rewards for performance or service. These potential awards include stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units, dividend equivalents, other stock-based awards and cash incentive awards, all upon terms and conditions as further described in the 2021 Plan.

Subject to adjustment as described in the 2021 Plan, there are 625,000 new shares of common stock, par value $1.00 per share, of the Company (“Common Stock”) available under the 2021 Plan, plus 20,349 shares that remained available under the Company’s 2018 Equity and Incentive Compensation Plan (the “2018 Plan”) and not subject to any outstanding awards as of the effective date of the 2021 Plan, plus shares subject to awards granted under the 2021 Plan or the 2018 Plan that are canceled or forfeited, expire, are settled for cash, or are unearned to the extent of such cancellation, forfeiture, expiration, cash settlement or unearned amount, as further described in the 2021 Plan. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the 2021 Plan will generally be reduced by one share for every one share subject to an award granted under the 2021 Plan. The 2021 Plan also provides that, subject to adjustment as described in the 2021 Plan, the aggregate number of shares actually issued or transferred upon the exercise of incentive stock options will not exceed 625,000 shares. The 2021 Plan provides that in no event will any non-employee Board member, in any one calendar year, be granted compensation for such service having an aggregate maximum value (measured at the date of grant, as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $500,000. The 2021 Plan succeeds the 2018 Plan.

The 2021 Plan permits the Compensation Committee to make certain performance-based awards to participants, which awards will be earned based upon the achievement of management objectives. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following: profits (for example, operating income, earnings before interest and taxes, earnings before taxes, net income, earnings per share, residual or economic earnings, retained earnings, economic profit — these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition); cash flow (for example, earnings before interest, taxes depreciation and amortization (“EBITDA”), free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, expenses, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment); returns (for example, profits or cash flow returns on: assets, investments, net capital employed, and equity); working capital (for example, working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables); profit margins (for example, profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds, operating profit and margin); liquidity measures (for example, debt-to-capital, debt-to-EBITDA, total debt ratio); sales growth, gross margin growth, cost initiative and stock price metrics (for example, revenues, revenue growth, revenue growth outside the United States, asset turnover, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, capitalization, market share, total return to shareholders, sales to targeted customers, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and strategic initiative key deliverable metrics consisting of one or more of the following: product development, strategic partnering, quality measures, productivity, safety measures, educational and technical skills of employees, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Compensation Committee may in its discretion modify such management objectives or the goals or actual levels of achievement regarding the management objectives, in whole or in part, as the Compensation Committee deems appropriate and equitable. The Board generally will be able to amend the 2021 Plan, subject to stockholder approval in certain circumstances as described in the 2021 Plan. No grants may be made under the 2021 Plan after May 26, 2031.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Park-Ohio Holdings Corp. 2021 Equity and Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Dated:	June 2, 2021	/s/ Robert D. Vilsack
Robert D. Vilsack
Secretary and Chief Legal Officer

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